UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   December 1, 2012

EQUIFAX INC.

(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W.	30309
Atlanta, Georgia	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

The completion of the Transaction described below under Item 2.01 resulted in the termination, effective December 28, 2012, of an agreement pursuant to which certain credit reporting agencies owned by Computer Sciences Corporation (“CSC”) utilized the computerized credit database services of Equifax Inc. (the “Company”) and certain of its affiliates. Under the Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets dated August 1, 1988, among the Company, CSC and certain of their respective affiliates (as amended, the “Terminated Agreement”), CSC had retained ownership of its credit files and the revenues generated by its credit reporting activities, and the Company received a processing fee for maintaining the database and for each report supplied. The Terminated Agreement also provided the Company with an option to purchase CSC’s credit reporting business if there was a change in control of CSC while such agreement was in effect, and CSC had the option (the “Put Option”) to sell its credit reporting business to the Company. The Put Option was scheduled to expire on August 1, 2013, had an exercise price to be determined by a third-party appraisal process and was payable in cash within 180 days after any exercise of the Put Option.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 28, 2012, pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) dated as of December 1, 2012, between Equifax Information Services LLC, a subsidiary of the Company, and CSC Credit Services, Inc., a subsidiary of CSC, the Company completed the purchase of certain credit services business assets and operations of CSC (the “Transaction”) for approximately $1.0 billion in cash. The Company funded the purchase price of the Transaction using $496 million in net proceeds from the issuance of 3.30% Senior Notes due 2022, $265 million from the issuance of short-term commercial paper and $239 million in other available cash.

The foregoing description of the Purchase Agreement (including the description of the consideration paid in connection with the Transaction) is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated December 3, 2012 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 28, 2012, the Company issued a press release announcing that it had completed the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01. The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CSC Credit Services, Inc., including its consolidated balance sheet as of March 31, 2012, its consolidated statements of earnings, comprehensive income, parent company equity and cash flows for the fiscal year ended March 31, 2012, the related notes, and the report of independent auditor related thereto, were previously filed as Exhibit 99.1, and the consent of independent auditor related thereto was filed as Exhibit 23.1, to the Company’s Current Report on Form 8-K filed on December 10, 2012, and are incorporated herein by reference.

The unaudited condensed financial statements of CSC Credit Services, Inc., including its consolidated balance sheet as of September 30, 2012, its consolidated statements of earnings, comprehensive income and cash flows for the six months ended September 30, 2012 and 2011, and the related notes, were previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on December 10, 2012, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of September 30, 2012 and pro forma condensed combined statements of income for the nine months ended September 30, 2012 and the twelve months ended December 31, 2011, and the related notes, were previously filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on December 10, 2012, and are incorporated herein by reference.

(d) Exhibits.

2.1	Asset Purchase Agreement dated December 1, 2012, between Equifax Information Services LLC and CSC Credit Services, Inc. (incorporated by reference to Exhibit 2.1 to Equifax Inc.’s Form 8-K filed on December 3, 2012).

23.1	Consent of Independent Auditor (incorporated by reference to Exhibit 23.1 to Equifax Inc.’s Form 8-K filed on December 10, 2012).

99.1	Press release of Equifax Inc. dated December 28, 2012.

99.2	CSC Credit Services, Inc. consolidated financial statements as of and for the fiscal year ended March 31, 2012 (incorporated by reference to Exhibit 99.1 to Equifax Inc.’s Form 8-K filed on December 10, 2012).

99.3	CSC Credit Services, Inc. condensed financial statements (unaudited) as of and for the six months ended September 30, 2012 and 2011 (incorporated by reference to Exhibit 99.2 to Equifax Inc.’s Form 8-K filed on December 10, 2012).

99.4	Equifax Inc. pro forma condensed combined financial information (unaudited) as of September 30, 2012 and for the nine months ended September 30, 2012 and the twelve months ended December 31, 2011 (incorporated by reference to Exhibit 99.3 to Equifax Inc.’s Form 8-K filed on December 10, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.
By:	/s/ Dean C. Arvidson
Name:	Dean C. Arvidson
Title:	Senior Vice President and
Corporate Secretary

Date: December 28, 2012

Exhibit Index

The following exhibits are being filed with this report:

Exhibit No.	Description
2.1	Asset Purchase Agreement dated December 1, 2012, between Equifax Information Services LLC and CSC Credit Services, Inc. (incorporated by reference to Exhibit 2.1 to Equifax Inc.’s Form 8-K filed on December 3, 2012).

23.1	Consent of Independent Auditor (incorporated by reference to Exhibit 23.1 to Equifax Inc.’s Form 8-K filed on December 10, 2012).

99.1	Press release of Equifax Inc. dated December 28, 2012.

99.2	CSC Credit Services, Inc. consolidated financial statements as of and for the fiscal year ended March 31, 2012 (incorporated by reference to Exhibit 99.1 to Equifax Inc.’s Form 8-K filed on December 10, 2012).

99.3	CSC Credit Services, Inc. condensed financial statements (unaudited) as of and for the six months ended September 30, 2012 and 2011 (incorporated by reference to Exhibit 99.2 to Equifax Inc.’s Form 8-K filed on December 10, 2012).

99.4	Equifax Inc. pro forma condensed combined financial information (unaudited) as of September 30, 2012 and for the nine months ended September 30, 2012 and the twelve months ended December 31, 2011 (incorporated by reference to Exhibit 99.3 to Equifax Inc.’s Form 8-K filed on December 10, 2012).

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